SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 5, 2007


                              STATION CASINOS, INC.
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             (Exact name of registrant as specified in its charter)


          Nevada                    000-21640                    88-0136443
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(State or other jurisdiction       (Commission                (I.R.S. Employer
     of incorporation)             File Number)              Identification No.)

2411 West Sahara Avenue, Las Vegas, Nevada                        89102
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (702) 367-2411
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                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))




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ITEM 8.01. OTHER EVENTS

     As previously disclosed, on February 23, 2007, the United States District Court for the District of Columbia issued a decision in favor of the Gun Lake Tribe ("Gun Lake") and the United States Department of Interior ("DOI") and dismissed the lawsuit filed by Michigan Gambling Opposition ("MichGO") against the DOI and officials of the DOI. MichGO's complaint sought injunctive and declaratory relief against the DOI as a result of the DOI's determination to take certain land (the "Property") into trust for the benefit of Gun Lake. The District Court determined that there were no facts which would entitle MichGO to any relief on the four issues raised in its complaint and, therefore, granted the DOI and Gun Lake's motions to dismiss or, in the alternative, for summary judgment (the "Dispositive Motions").

     On March 1, 2007, MichGO filed a motion for stay pending appeal with the District Court. On March 5, 2007, the District Court granted MichGO's motion for stay pending appeal, thereby precluding the DOI from taking the Property into trust for the benefit of Gun Lake until the District Court's decision granting the Dispositive Motions has been reviewed on appeal. It is anticipated that MichGO will appeal the District Court's decision granting the Dispositive Motions. No assurances can be provided as to the outcome of this litigation. The timing and feasibility of the project are dependent upon the receipt of the necessary governmental and regulatory approvals. We plan to continue contributing significant financial support to the project, even though there can be no assurances as to when or if the necessary approvals will be obtained.

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Station Casinos, Inc.



Date:  March 8, 2007               By:   /s/ Glenn C. Christenson
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                                         Glenn C. Christenson
                                         Executive Vice President, Chief
                                         Financial Officer, Chief Administrative
                                         Officer and Treasurer